Prospectus Supplement
      										THE HIRTLE CALLAGHAN TRUST
      										File No. 33-87762
      										File No. 811-08918



Supplement to Prospectus
dated September 15, 1997, for
The Hirtle Callaghan Trust

Investment Advisory Arrangements. Pursuant to the terms of an Investment Management Agreement ("GSAM Agreement") approved by the by the Board of Trustees ("Board") at its meeting held on September 12, 1997, Goldman Sachs Asset Management ("GSAM") will commence serving as an Investment Manager for The Growth Equity Portfolio on or about September 18, 1997. On the same date, Westfield Capital Management Corp. will cease providing investment advisory services to the Portfolio. For its services under the GSAM Agreement, GSAM will receive a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. The GSAM Agreement is subject to approval by the shareholders of The Growth Equity Portfolio, which approval must be obtained within 120 days of the effective date of the GSAM Agreement.

At its meeting held on September 12, 1997, the Board also conditionally approved an amendment to the GSAM Agreement ("Performance Fee Amendment"). Under the Performance Fee Amendment, GSAM would be compensated based, in part, on the investment results achieved by it. Under the amendment, Portfolio Manager will receive a fee, payable quarterly, at the annual rate of .30% of the average daily net asset value of the Account, ("Base Fee"). After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 25% of the net value added by GSAM over the total return of the Russell 1000 Growth Index during the 12 months immediately preceding the calculation date. GSAM's total compensation under the Amended Agreement would not exceed 50 basis points with respect to any 12 month period; the minimum annual fee that would be payable to GSAM under the amended agreement is 10 basis points. The Performance Fee Amendment will not become effective unless such amendment is approved by the shareholders of The Growth Equity Portfolio. In addition, the Performance Fee Amendment will not take effect unless GSAM is successful in obtaining from the Securities and Exchange Commission ("SEC") relief from certain rules adopted by the SEC. The relief sought would permit the proposed performance compensation to be based solely on the performance of that portion of the Portfolio's assets assigned by the Board to GSAM and not on the performance of the Portfolio as a whole. There can be no assurance that the SEC will grant such relief.

It is currently anticipated that a meeting of the Portfolio's shareholders will be held for the purpose of considering the GSAM Agreement and the Performance Fee Amendment on or before December 31, 1997.

As of August 31, 1997, GSAM, together with its affiliates, managed total assets of in excess of $124.1 billion. Robert C. Jones, Victor Pinter and Kent Clark will be responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM has been a officer and investment professional with GSAM since 1989. Mr. Pinter, Vice President joined GSAM in 1990. Mr. Clarke, a Vice President of GSAM, joined the firm in 1992; prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. GSAM, the principal offices of which are located at One New York Plaza, New York, New York, 10004, is a separate operating division of Goldman, Sachs & Co.

Administration, Distribution and Related Services. At its meeting held on September 12, 1997, the Board also approved amendments to those agreements pursuant to which BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") provide administration, transfer agency, accounting and distribution services to the Trust. At present, BISYS is compensated for its services under those agreements based on separate fee schedules. Effective October 1, 1997, the Trust will be provided with administration, transfer agency and fund accounting services for an all-inclusive fee payable.
("Omnibus Fee"). The Omnibus Fee is to be computed daily and paid monthly in arrears, at an annual rate of .10% of the aggregate average daily net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future, and .08% of the aggregate average daily net assets of the Limited Duration Municipal Bond Portfolio and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.

The date of this Supplement is September 16, 1996